AT THE COMPANY
Hilary Ginsberg, Managing Director of Corporate Communications
(800) 831-4826

AMERICAN MORTGAGE ACCEPTANCE COMPANY
REPORTS FIRST QUARTER FINANCIAL RESULTS FOR 2008

NEW YORK, NY – May 9, 2008 - American Mortgage Acceptance Company (“AMAC” or the “Company”) (AMEX: AMC) today announced financial results for the first quarter ended March 31, 2008.

Financial Results

The table below summarizes AMAC’s revenues, net (loss) income, funds from operations (“FFO”) and adjusted FFO for the three months ended March 31, 2008 and 2007.

	Three Months Ended March 31,
(In thousands, except per share data)	2008	2007
Revenues	$10,685	$12,501
Net (Loss) Income	$(28,974)	$5,164
Net (Loss) Income Available to Common Shareholders	$(29,282)	$5,164
FFO (1)	$(28,974)	$1,889
Adjusted FFO (1) (2)	$(28,974)	$1,920

Per Share Data (diluted):
Net (Loss) Income	$(3.44)	$0.61
Net (Loss) Income Available to
Common Shareholders	$(3.47)	$0.61
FFO (1)	$(3.44)	$0.22
Adjusted FFO (1) (2)	$(3.44)	$0.23

(1) See footnotes (1) and (3) to the Selected Financial Data for a discussion of FFO and adjusted FFO and a reconciliation from GAAP net income.
(2) Adjusted to exclude the change in fair value of derivative instruments, net of certain associated costs.

AMAC’s net loss, FFO and adjusted FFO for the three months ended March 31, 2008 were impacted by impairments recorded for certain of our mortgage loans and the declines in the fair value of our Commercial Mortgage-Backed Securities (“CMBS”) investments totaling $26.5 million, as well as losses incurred upon the termination of certain interest rate swaps totaling $2.6 million.

 Declines in the fair values of AMAC’s CMBS investments and interest rate derivatives reduced shareholders’ equity, whether the declines resulted in realized losses or not.  As the fair values have continued to decline beyond the December 31, 2007 levels, total shareholders’ equity was brought to a negative balance as of March 31, 2008.

“With the continued market volatility, AMAC incurred further losses from mark-to-market adjustments of certain investments this quarter,” said J. Larry Duggins, Chief Executive Officer and President of AMAC.  “We continue to focus on stabilizing AMAC's balance sheet, de-leveraging and exploring all strategic options to preserve the value of our Company.”

###
About AMAC

AMAC is a real estate investment trust that specializes in originating and acquiring mortgage loans and other debt instruments secured by multifamily and commercial properties throughout the United States.  AMAC invests in mezzanine, construction and first mortgage loans, subordinated interests in first mortgage loans, bridge loans, subordinate commercial mortgage backed securities, and other real estate assets. For more information, please visit our website at http://www.americanmortgageco.com or contact the Corporate Communications Department directly at (800) 831-4826.

###

AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
SELECTED FINANCIAL DATA
(In thousands, except per share amounts)

	March 31, 23008	December 31, 2007
	(Unaudited)
Balance Sheet Highlights
Total assets	$576,381	$666,399
CDO notes payable	$362,000	$362,000
Debt Facilities:
Repurchase facilities	$79,561	$136,385
Line of credit – related party	$78,832	$77,685
Preferred shares of subsidiary
(subject to mandatory repurchase)	$25,000	$25,000
Total liabilities	$599,395	$645,773
Total shareholders' (deficit) equity	$(23,014)	$20,626

	Three Months Ended March 31,
	2008	2007
	(Unaudited)
Income Statement Highlights
Total revenues	$10,685	$12,501
(Loss) income from continuing operations	$(28,974)	$1,633
Income from discontinued operations, including gain on sale	-	3,531
Net (loss) income	$(28,974)	$5,164
Net (loss) income available to common shareholders	$(29,282)	$5,164
Per share amounts (basic and diluted):
(Loss) income from continuing operations	$(3.44)	$0.19
Income from discontinued operations	-	0.42
Net (loss) income	$(3.44)	$0.61
Net (loss) income available to common shareholders	$(3.47)	$0.61
Weighted average shares outstanding
Basic and diluted	8,433	8,402

AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
SELECTED FINANCIAL DATA
(In thousands, except per share amounts)

Funds from Operations (“FFO”)(1), as calculated in accordance with the National Association of Real Estate Investment Trusts (“NAREIT”) definition, for the three months ended March 31, 2008 and 2007, is summarized in the following table:

	Three Months Ended March 31,
	2008	2007
Net (Loss) Income	$(28,974)	$5,164
Depreciation of real property(2)	--	336
Gain on sale of real property(2)	--	(3,611)
FFO	$(28,974)	$1,889
Adjusted FFO(3)	$(28,974)	$1,920
Cash flows from operating activities	$373	$1,629
Cash flows from investing activities	$64,501	$(84,328)
Cash flows from financing activities	$(63,477)	$89,654
FFO per share (basic and diluted)	$(3.44)	$0.22
Adjusted FFO per share(3)
(basic and diluted)	$(3.44)	$0.23
Weighted average shares outstanding
Basic and diluted	8,433	8,402

(1)
FFO represents net income or loss (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from sales of property, excluding depreciation and amortization relating to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis.  AMAC calculates FFO in accordance with the NAREIT definition.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity.  Our management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs.  Since not all companies calculate FFO in a similar fashion, our calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

(2)	Relates to properties sold in 2007, which are included in discontinued operations in our consolidated statements of income.

(3)	Adjusted FFO excludes the change in fair value of derivative instruments, net of certain associated costs.

###

Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in AMAC's most recent Annual Report on Form 10-K and in its other filings with the Securities and Exchange Commission and include, among others, risks related to current liquidity which include, but are not limited to: market volatility for mortgage products; and the availability of financing for our investments; risks associated with the repurchase agreements we utilize to finance our investments and the ability to raise capital; risks associated with Collateral Debt Obligation (“CDO”) securitization transactions, which include, but are not limited to: the inability to acquire eligible investments for a CDO issuance; interest rate fluctuations on variable-rate swaps entered into to hedge fixed-rate loans; the inability to find suitable replacement investments within reinvestment periods; and the negative impact on our cash flow that may result from the use of CDO financings with over-collateralization and interest coverage requirements; risks associated with investments in real estate generally and the properties which secure many of our investments; risks of investing in non-investment grade commercial real estate investments; general economic conditions and economic conditions in the real estate markets specifically, particularly as they affect the value of our assets and the credit status of our borrowers; dependence on our Advisor for all services necessary for our operations; conflicts which may arise among us and other entities affiliated with our Advisor that have similar investment policies to ours; and risks associated with the failure to qualify as a REIT. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. We expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.